UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2023

MOBIV ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Delaware	001-41464	87-4345206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Library Avenue, Suite 204

Newark, Delaware 19711

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (302) 738-6680

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.000001 per share, and one warrant to acquire one share of Class A common stock	MOBVU	The Nasdaq Stock Market LLC
Class A common stock included as part of the Units	MOBV	The Nasdaq Stock Market LLC
Warrants included as part of the Units	MOBVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On March 13, 2023, Mobiv Acquisition Corp, a Delaware corporation (“Mobiv”) entered into an agreement and plan of merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) with SRIVARU Holding Limited, a Cayman Islands exempted company (“SVH”), and Pegasus Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of SVH (“Merger Sub”). Pursuant to the terms of the Merger Agreement, a business combination between Mobiv and SVH will be effected through the merger of Merger Sub with and into Mobiv, with Mobiv surviving the merger as a wholly owned subsidiary of SVH (the “Merger,” and together with the other transactions contemplated by the Merger Agreement and the other agreements contemplated thereby, the “Transactions”). The board of directors of Mobiv (the “Board”) has unanimously (i) approved and declared advisable the Merger Agreement and the Transactions and (ii) resolved to recommend the approval and adoption of the Merger Agreement and the Transactions by the stockholders of Mobiv (“Mobiv Stockholders”).

Treatment of Securities

SVH Shares. Immediately prior to the Effective Time (as defined in the Merger Agreement), SVH shall effect a 0.7806 share sub-division of all the shares of SVH, par value US $0.01 (“SVH Shares”) (both issued and unissued) in accordance with section 13(1)(d) of the Companies Act (as amended) of the Cayman Islands and the applicable provisions of the Governing Documents (as defined in the Merger Agreement) of SVH (the “Stock Split”), such that the number of outstanding SVH Shares immediately prior to the Effective Time (excluding the Escrowed Earnout Shares (as defined in the Merger Agreement) issued in conjunction with the Stock Split) is 14,946,286. At the same time, 951,327 SVH Shares will be authorized but unissued and reserved by the Company, to be exchanged or sold for cash in accordance with the Exchange Agreements (as defined below). For five (5) years following the Closing (as defined in the Merger Agreement), SVH will keep authorized for issuance a sufficient number of shares of unissued and reserved SVH Shares to permit SVH to satisfy in full its obligations as set forth in the Exchange Agreements and will take all actions reasonably required (including by convening any stockholder meeting) to increase the authorized number of SVH Shares if at any time there are insufficient unissued SVH Shares to permit such reservation.

Mobiv Units. At the Effective Time, by virtue of the Merger and without any action on the part of any party or the holders of securities of Mobiv, SVH or Merger Sub, each public unit of Mobiv (each, a “Mobiv Unit”), consisting of one (1) share of class A common stock, par value $0.000001 per share (each, a “Mobiv Class A Share”), and one (1) warrant entitling the holder to purchase one Mobiv Class A Share per warrant at a price of $11.50 per share, subject to and in accordance with the Warrant Agreement (the “Warrant Agreement”) dated as of August 3, 2022, by and between Mobiv and Continental Stock Transfer & Trust Company (each, a “Mobiv Public Warrant”), issued and outstanding immediately prior to the Effective Time shall be automatically detached (the “Unit Separation”) and the holder thereof shall be deemed to hold one (1) Mobiv Class A Share and one (1) Mobiv Public Warrant.

Placement Units. At the Effective Time, by virtue of the Merger and without any action on the part of any party or the holders of securities of Mobiv, SVH or Merger Sub, each placement unit of Mobiv (each a “Placement Unit”), which was purchased by Mobiv Pte. Ltd. (the “Sponsor”), consisting of one (1) non-transferable, non-redeemable Mobiv Class A Share, and one (1) non-transferable, non-redeemable warrant entitling the holder to purchase one Mobiv Class A Share per warrant at a price of $11.50 per share, subject to adjustment in accordance with the Warrant Agreement (each, a “Mobiv Private Warrant” and together with the Mobiv Public Warrants, the “Mobiv Warrants”), issued and outstanding immediately prior to the Effective Time shall be automatically detached and the holder thereof shall be deemed to hold one (1) non-transferable, non-redeemable Mobiv Class A Share and one (1) Mobiv Private Warrant.

Mobiv Founder Shares. At the Effective Time, by virtue of the Merger and without any action on the part of any party or the holders of securities of Mobiv, SVH or Merger Sub, each share of class B common stock, par value $0.000001 (each, a “Founder Share” and together with the Mobiv Class A Shares, the “Mobiv Shares”) issued and outstanding immediately prior to the Effective Time shall be automatically converted into one SVH Share (the “Per Share Consideration”), following which all Founder Shares shall automatically be cancelled and shall cease to exist by virtue of the Merger.

Mobiv Class A Shares. At the Effective Time, by virtue of the Merger and without any action on the part of any party or the holders of securities of Mobiv, SVH or Merger Sub, each issued and outstanding Mobiv Class A Share issued and outstanding immediately prior to the Effective Time shall be exchanged automatically for Per Share Consideration, following which all Mobiv Class A Shares shall automatically be canceled and shall cease to exist by virtue of the Merger.

Mobiv Warrants. At the Effective Time, by virtue of the Merger and without any action on the part of any party or the holders of securities of Mobiv, SVH or Merger Sub, all rights with respect to Mobiv Class A Shares underlying the Mobiv Warrants shall be converted into rights with respect to SVH Shares and thereupon assumed by SVH. Accordingly, from and after the Effective Time: (i) each Mobiv Warrant assumed by SVH may be exercised solely for SVH Shares; (ii) the number of SVH Shares subject to each Mobiv Warrant assumed by SVH shall be equal to the number of Mobiv Shares that were subject to such Mobiv Warrants, as in effect immediately prior to the Effective Time; (iii) the per share exercise price for the SVH Shares issuable upon exercise of each Mobiv Warrant assumed by SVH shall be $11.50; and (iv) any restriction on the exercise of any Mobiv Warrant assumed by SVH shall continue in full force and effect and the term, exercisability, vesting schedule and other provisions of such Mobiv Warrant shall otherwise remain unchanged; provided, that (A) to the extent provided under the terms of a Mobiv Warrant, such Mobiv Warrant assumed by SVH will, in accordance with its terms, be subject to further adjustment as appropriate to reflect any share split, division or subdivision of shares, share dividend, reverse share split, consolidation of shares, reclassification, recapitalization or other similar transaction with respect to SVH Shares subsequent to the Effective Time, and (B) the Company Board (as defined in the Merger Agreement) or a committee thereof shall succeed the authority and responsibility, if any, of the Board or any committee thereof with respect to each Mobiv Warrant assumed by SVH.

Excluded Shares. At the Effective Time, by virtue of the Merger and without any action on the part of any party or the holders of securities of Mobiv, SVH or Merger Sub, each Mobiv Class A Share held in the treasury of Mobiv, otherwise held by Mobiv, or for which a Mobiv Stockholder has demanded that Mobiv redeem such Mobiv Class A Share will be surrendered and cancelled and will cease to exist and no consideration will be delivered or deliverable in exchange therefor.

Merger Sub Shares. At the Effective Time, by virtue of the Merger and without any action on the part of any party or the holders of securities of Mobiv, each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and non-assessable share of common stock, par value $0.01 per share, of the Surviving Company (as defined in the Merger Agreement), which shall constitute the only outstanding share of capital stock of the Surviving Company.

Earnout

Pursuant to the Merger Agreement, certain shareholders of SVH (the “Pre-Closing Company Shareholders”) and certain shareholders of SVM India (as defined below) (the “Other SVM India Stockholders” and together with the Pre-Closing Company Shareholders, the “Earnout Group”) are entitled to receive their Pro Rata Portion (as defined in the Merger Agreement) of up to 25,000,000 SVH Shares (the “Earnout Shares”), as follows:

(i)

Each member of the Earnout Group will receive their Pro Rata Portion of 1,450,000 Earnout Shares and, if applicable, Earnings (as defined in the Merger Agreement) thereon (the “2024 Earnout”) as follows: (A) each of the Pre-Closing Company Shareholders will receive their Pro Rata Portion of such Escrowed Earnout Shares (as defined in the Merger Agreement) and Earnings thereon to be released from the Earnout Escrow Account (as defined in the Merger Agreement) within ten (10) Business Days (as defined in the Merger Agreement) following the filing with the SEC by SVH of an Annual Report on Form 20-F for the fiscal year ended March 31, 2024 (such date, the “2024 Earnout Release Date”), which reflects Vehicle Sales Revenue (as defined in the Merger Agreement) of SVH for the fiscal year 2024 of $39,000,000 or more, and (B) each of the Other SVM India Stockholders will receive their Pro Rata Portion of the Earnout Shares comprising the 2024 Earnout on such 2024 Earnout Release Date;

(ii)

Each member of the Earnout Group will receive their Pro Rata Portion of 4,125,000 Earnout Shares and, if applicable, Earnings thereon (the “2025 Earnout”) as follows: (A) each of the Pre-Closing Company Shareholders will receive their Pro Rata Portion of the Escrowed Earnout Shares and Earnings thereon to be released from the Earnout Escrow Account within ten (10) Business Days (such date, the “2025 Earnout Release Date”) following the filing with the SEC by SVH of an Annual Report on Form 20-F for the fiscal year ended March 31, 2025 which reflects Vehicle Sales Revenue of SVH for the fiscal year 2025 of $117,000,000 or more, and (B) each of the Other SVM India Stockholders will receive their Pro Rata Portion of the Earnout Shares comprising the 2025 Earnout on such 2025 Earnout Release Date; and

(iii)

Each member of the Earnout Group will receive their Pro Rata Portion of 19,425,000 Earnout Shares and, if applicable, Earnings thereon (the “2026 Earnout”) as follows: (A) each of the Pre-Closing Company Shareholders will receive their Pro Rata Portion of such Escrowed Earnout Shares and Earnings thereon to be released from the Earnout Escrow Account within ten (10) Business Days (such date, the “2026 Earnout Release Date”) following the filing with the SEC by SVH of an Annual Report on Form 20-F for the fiscal year ended March 31, 2026 which reflects Vehicle Sales Revenue of SVH for the fiscal year 2026 of $553,000,000 or more, and (B) each of the Other SVM India Stockholders will receive their Pro Rata Portion of the Earnout Shares comprising the 2026 Earnout on such 2026 Earnout Release Date;

(iv)

If either or both of the 2024 Earnout and the 2025 Earnout are not earned as set forth above, each member of the Earnout Group will receive their Pro Rata Portion of the amount of the 2024 Earnout and the 2025 Earnout not so earned as follows: (A) the Escrowed Earnout Shares and Earnings thereon comprising either or both of the 2024 Earnout and the 2025 Earnout, as applicable, and in each case, not earned as set forth above, will be released from the Earnout Escrow Account on the 2026 Earnout Release Date to the Pre-Closing Company Shareholders, and (B) SVH will issue or cause to be issued to the Other SVM India Stockholders on the 2026 Earnout Release Date their Earnout Shares comprising either or both of the 2024 Earnout and the 2025 Earnout, as applicable, and in each case not earned as set forth above, if the aggregate total Vehicle Sales Revenue for the fiscal years ended March 31, 2024, 2025 and 2026 is $709,000,000 or more; and

(v)

In the event that any of the Vehicle Sales Revenue triggers set forth above are not met on the applicable Earnout Release Date (as defined in the Merger Agreement), but Vehicle Sales Revenue is at least 50% of the stated trigger on or before the applicable period, then the Company Board shall have discretion to waive the applicable Vehicle Sales Revenue trigger and, in such case, (A) release all or any portion of the applicable Escrowed Earnout Shares and Earnings thereon available to be released as of such Earnout Release Date to the Pre-Closing Company Shareholders, and (B) issue or cause to be issued all or any portion of the applicable Earnout Shares to the Other SVM India Stockholders.

Representations and Warranties

The Merger Agreement includes representations and warranties of each of the parties thereto that are customary for transactions of this type, including with respect to the operations of Mobiv, SVH and Merger Sub.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to the operation of their respective businesses prior to the consummation of the Merger and efforts to satisfy conditions to the consummation of the Merger. The Merger Agreement also contains additional covenants of the parties, including, among others, covenants providing for Mobiv and SVH to use commercially reasonable efforts to cause the registration statement to be filed by SVH to register the SVH Shares and SVH Warrants to be issued in the Transactions and the related proxy statement/prospectus (the “Registration Statement / Proxy Statement”) to comply in all material respects with the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”), to promptly notify one another of, reasonably cooperate with each other with respect to and respond promptly to any comments of the SEC or its staff, to have the Registration Statement / Proxy Statement declared effective under the Securities Act of 1933, as amended (the “Securities Act”) as promptly as reasonably practicable after such filing and to keep the Registration Statement / Proxy Statement effective through the Closing in order to permit the consummation of the Transactions. Mobiv and SVH have also agreed to use commercially reasonable efforts to obtain all requisite approvals of their respective stockholders and shareholders including, in the case of Mobiv, through unanimous approval of the Board, recommend to Mobiv Shareholders the adoption and approval of (a) the Merger Agreement and the Transactions (including the Merger and the issuance of the Per Share Consideration thereunder), (b) each other proposal that either the SEC or Nasdaq Stock Market LLC (“Nasdaq”) or the respective staff members thereof indicates is necessary in its comments to the Registration Statement / Proxy Statement or in correspondence related thereto, (c) each other proposal reasonably agreed to by Mobiv and SVH as necessary or appropriate in connection with the consummation of the Transactions, (d) the Equity Incentive Plan (as defined below), and (e) a proposal for the adjournment of the special meeting of the Mobiv Stockholders (the “Mobiv Stockholder Meeting”), if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing (collectively, the “Mobiv Board Recommendation”). Additionally, Mobiv has agreed to include in the Registration Statement / Proxy Statement such Mobiv Board Recommendation.

Transaction Financing

Pursuant to the Merger Agreement, prior to the Closing, the parties intend to solicit, negotiate and enter into non-redemption agreements from existing Mobiv Stockholders, and/or any convertible debt, equity, or equity-linked financing in support of the Transactions which results in cash proceeds to SVH prior to or at the Closing to provide (the “Transaction Financing”). The Merger Agreement includes covenants that SVH and Mobiv will use their commercially reasonable efforts (and will cause their respective subsidiaries to use commercially reasonable efforts to provide, and will use commercially reasonable efforts to cause their respective Representatives (as defined in the Merger Agreement) to provide, in each case, at such requesting party’s sole expense) all cooperation reasonably requested by the other party that is customary in connection with completing the Transaction Financing. Neither Mobiv nor SVH will enter into any agreement for the for the purpose of the Transaction Financing without the prior written consent of the other party, which consent will not be unreasonably withheld.

SVH Incentive Plan

SVH has agreed to approve and adopt, prior to the effectiveness of the Registration Statement / Proxy Statement, an equity incentive plan (the “Equity Incentive Plan”), in the manner prescribed under applicable law, effective as of one (1) day prior to the Closing Date (as defined in the Merger Agreement). The Equity Incentive Plan shall provide for the initial reservation of an aggregate number of SVH Shares equal to 10% of the fully diluted outstanding SVH Shares immediately after the Effective Time for issuance pursuant to the Equity Incentive Plan, subject to customary annual increases to such reserved shares for a period of up to ten (10) years.

Non-Solicitation Restrictions; Exclusivity

Each of Mobiv and SVH has agreed that:

(i)

SVH shall immediately cease and cause to be terminated all existing discussions and negotiations with any parties with respect to any proposal that constitutes or may be reasonably expected to constitute or lead to a Company Acquisition Proposal (as defined in the Merger Agreement). SVH shall terminate any data room access of any such parties and shall request the prompt return or destruction of all confidential information previously furnished in connection therewith. From the date of the Merger Agreement until the earlier of the Closing or the termination of the Merger Agreement in accordance with its terms, Merger Sub and SVH (the “Company Parties”) shall not, and shall cause the other Group Companies (as defined in the Merger Agreement) not to, and shall not authorize or permit their respective Representatives to and will direct such Representatives not to, and shall use their reasonable best efforts to cause its and their respective Representatives not to, directly or indirectly: (i) solicit, initiate, knowingly encourage (including by means of furnishing or disclosing information), knowingly facilitate, engage, or participate in, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with respect to a Company Acquisition Proposal; (ii) furnish or disclose any non-public information to any Person (as defined in the Merger Agreement) in connection with, or that could reasonably be expected to lead to, a Company Acquisition Proposal; (iii) approve, recommend or enter into any contract or other arrangement or understanding regarding a Company Acquisition Proposal; (iv) prepare or take any steps in connection with a public offering of any Equity Securities (as defined in the Merger Agreement) of any Group Company or Merger Sub (or any Affiliate (as defined in the Merger Agreement) or successor of any Group Company or Merger Sub); (v) waive or otherwise forbear in the enforcement of any rights or other benefits under confidential information agreements relating to a Company Acquisition Proposal, including without limitation any “standstill” or similar provisions thereunder, or (vi) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any Person to do or seek to do any of the foregoing. SVH agrees to (A) notify Mobiv promptly (and in any event within three (3) Business Days) upon receipt of any Company Acquisition Proposal by any Group Company or Merger Sub, and to describe the material terms and conditions of any such Company Acquisition Proposal in reasonable detail (including the identity of the Persons making such Company Acquisition Proposal) and (B) keep Mobiv reasonably informed on a current basis of any modifications to such offer or information; and

(ii)

from the date of the Merger Agreement until the earlier of the Closing or the termination of the Merger Agreement in accordance with its terms, Mobiv shall not, and shall not authorize or permit its Representatives to and will direct such Representatives not to, and shall use its reasonable best efforts to cause its Representatives not to, directly or indirectly: (i) solicit, initiate, knowingly encourage (including by means of furnishing or disclosing information), knowingly facilitate, engage, participate in, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with respect to a SPAC Acquisition Proposal (as defined in the Merger Agreement); (ii) furnish or disclose any non-public information to any Person in connection with, or that could reasonably be expected to lead to, a SPAC Acquisition Proposal; (iii) approve, recommend or enter into any contract or other arrangement or understanding regarding a SPAC Acquisition Proposal; (iv) prepare or take any steps in connection with an offering of any securities of Mobiv (or any Subsidiary or successor of Mobiv); or (v) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any Person to do or seek to do any of the foregoing. Mobiv agrees to (A) notify SVH promptly (and in any event within three (3) Business Day) upon receipt of any SPAC Acquisition Proposal by Mobiv, and to describe the material terms and conditions of any such SPAC Acquisition Proposal in reasonable detail (including the identity of any Person making such SPAC Acquisition Proposal) and (B) keep SVH reasonably informed on a current basis of any modifications to such offer or information.

Conditions to Closing

The consummation of the Merger is conditioned upon, among other things,

(i)

there shall not have been entered, enacted or promulgated any Law (as defined in the Merger Agreement) or Order (as defined in the Merger Agreement) enjoining or prohibiting the consummation of the Transactions, which Law or Order remains in effect;

(ii)

the Registration Statement / Proxy Statement shall have become effective in accordance with the provisions of the Securities Act, no stop order suspending the effectiveness of the Registration Statement / Proxy Statement shall have been issued by the SEC and shall remain in effect with respect to the Registration Statement / Proxy Statement, and no Proceeding (as defined in the Merger Agreement) seeking such a stop order shall have been threatened or initiated by the SEC and remain pending;

(iii)

SVH will have obtained the approval of the Company Shareholder Proposals (as defined in the Merger Agreement), in each case, by way of ordinary resolution or special resolution as required under the Governing Documents of SVH and applicable Law;

(iv)	SVH shall have effectuated the Stock Split and shall have issued the Earnout Shares to be placed in the Earnout Escrow Account for the benefit of the Pre-Closing Company Shareholders;

(v)

Mobiv shall have obtained the approval of the Transaction Proposals (as defined in the Merger Agreement) by the affirmative vote of the holders of the requisite number of Mobiv Shares entitled to vote thereon, whether in person or by proxy at the Mobiv Stockholder Meeting (or any adjournment thereof), in accordance with the Governing Documents of Mobiv and applicable Law (the “Mobiv Stockholder Approval”);

(vi)

after giving effect to the Transactions and redemptions of any shares of Mobiv Class A Shares pursuant to the Offer (as defined in the Merger Agreement), Mobiv shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) immediately after the Offer and upon consummation of the Merger;

(vii)

SVH’s initial listing application with Nasdaq in connection with the Transactions shall have been approved and SVH shall not have received any notice of non-compliance therewith that has not been cured or would not be cured at or immediately following the Effective Time, and the SVH Shares (including, for the avoidance of doubt, the SVH Shares to be issued pursuant to the Merger) shall have been approved for listing on Nasdaq, subject only to official notice of issuance thereof and the requirement to have a sufficient number of round lot holders;

(viii)

all Requisite Regulatory Approvals (as defined in the Merger Agreement) will have been filed, have occurred or been obtained and all such Requisite Regulatory Approvals shall be in full force and effect;

(ix)	Mobiv and SVH shall have obtained the Consents (as defined in the Merger Agreement) from certain third parties;

(x)	each Ancillary Document (as defined in the Merger Agreement) shall have been executed and delivered by the parties thereto and shall be in full force and effect;

(xi)	solely with respect to Mobiv:

a.

(A) each of the representations and warranties of SVH and Merger Sub being true and correct to applicable standards and each of the covenants and agreements of SVH and Merger Sub having been performed or complied with in all material respects, (B) since the date of the Merger Agreement, no Company Material Adverse Effect (as defined in the Merger Agreement) has occurred that is continuing, (C) Mobiv’s receipt of an officer’s certificate of SVH certifying that such representations and warranties are true and correct, such covenants and agreements have been performed and complied with in all material respects, and no Company Material Adverse Effect has occurred and is continuing, (D) Mobiv’s receipt of a secretary’s certificate of each of SVH and Merger Sub certifying that attached thereto are true and complete copies of resolutions adopted by their respective boards of directors authorizing the execution, delivery, and performance of the Merger Agreement and the Transactions, that all such resolutions are in full force and effect, and are all of the resolutions adopted in connection with the Transactions, and (E) the Company Board shall consist of the number of directors, and be comprised of the individuals, determined pursuant to the Merger Agreement; and

(xii)	solely with respect to SVH:

a.

(A) each of the representations and warranties of Mobiv being true and correct to applicable standards and each of the covenants and agreements of Mobiv having been performed or complied with in all material respects, (B) SVH’s receipt of an officer’s certificate of Mobiv certifying that such representations and warranties are true and correct and such covenants and agreements have been performed and complied with in all material respects, (C) SVH’s receipt of a secretary’s certificate of Mobiv certifying that attached thereto are true and complete copies of resolutions adopted by the Board authorizing the execution, delivery, and performance of the Merger Agreement and the Transactions, that all such resolutions are in full force and effect, and are all of the resolutions adopted in connection with the Transactions, and (D) at or prior to the Closing, the directors and officers of Mobiv shall have resigned or otherwise removed, effective as of or prior to the Closing.

Termination

The Merger Agreement may be terminated and the transactions contemplated thereby abandoned:

(i)	by mutual written consent of Mobiv and SVH;

(ii)

by Mobiv or SVH if any of the representations or warranties set forth in the Merger Agreement shall not be true and correct or if either party has failed to perform any covenant or agreement on the part of such party set forth in the Merger Agreement (including an obligation to consummate the Closing) such that the condition to Closing set forth in the Merger Agreement would not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement, as applicable, is (or are) not cured or cannot be cured within the earlier of (i) thirty (30) days after written notice thereof is delivered to the breaching party by the other party and (ii) the Termination Date (as defined below); provided that the party seeking to terminate the Merger Agreement is not then in breach of the Merger Agreement so as to prevent the conditions to the Closing from being satisfied;

(iii)

by either Mobiv or SVH, if the transactions contemplated by the Merger Agreement shall not have been consummated on or prior to December 31, 2023 (the “Termination Date”); provided, however, that neither Mobiv nor SVH shall be entitled to terminate the Merger Agreement if such Person’s material breach of or material failure to fulfill any obligation under the Merger Agreement shall have proximately caused the failure of the Closing to occur on or before the Termination Date;

(iv)

by either Mobiv or SVH, if any Governmental Entity (as defined in the Merger Agreement) having competent jurisdiction shall have issued an Order, promulgated a Law or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by the Merger Agreement and such Order or other action shall have become final and nonappealable or such Law remains in effect; provided, that the party seeking to terminate the Merger Agreement shall have used reasonable best efforts to remove such Order or applicable Law or reverse such action;

(v)

by either Mobiv or SVH if the Mobiv Stockholder Meeting has been held (including any adjournment thereof), has concluded, Mobiv Stockholders have duly voted and the Mobiv Stockholder Approval was not obtained;

(vi)	by either Mobiv or SVH if the Company Shareholder Approval is not obtained; or

(vii)

by SVH if, prior to obtaining the Mobiv Stockholder Approval, the Board (i) shall have made a SPAC Change in Recommendation (as defined in the Merger Agreement) or (ii) shall have failed to include the Mobiv Board Recommendation in the Registration Statement / Proxy Statement distributed to Mobiv Stockholders.

Certain Related Agreements

Transaction Support Agreements. Concurrently with the execution of the Merger Agreement, each of the holders of SVH Shares holding greater than five percent (5%) of the outstanding SVH Shares (collectively the “Supporting Company Shareholders”) entered into a transaction support agreement (the “Transaction Support Agreement”) with SVH, pursuant to which, among other things, such Supporting Company Shareholders agreed to vote in favor of the approval of the SVH Shareholder Proposals.

Sponsor Letter Agreement. The Sponsor and SVH have entered into the sponsor letter agreement (the “Sponsor Letter Agreement”), pursuant to which, among other things, Sponsor has agreed to vote in favor of the Merger Agreement and the transactions contemplated thereby (including the Merger) on the terms and subject to the conditions set forth in the Sponsor Letter Agreement.

Exchange Agreements. At the Closing, certain shareholders of SRIVARU Motors Private Limited (CIN: U34103TZ2018PTC030131), a private limited company organized under the laws of India and a majority-owned subsidiary of SVH (“SVM India”) will enter into exchange agreements (the “Exchange Agreements”) with SVH, pursuant to which, among other things, such shareholders of SVM India will have a right to transfer one or more of the shares owned by them in SVM India to SVH in exchange for the delivery of SVH Shares or cash payment, subject to the terms and conditions set forth in the Exchange Agreements.

Lock-up Agreement and Arrangements. Concurrently with the execution of the Merger Agreement, in connection with the Merger, the Sponsor and its Affiliates (as defined in the Merger Agreement), Company Management (as defined in the Merger Agreement), each member of the Company Board, and each existing shareholder of SVH holding greater than 5% of the outstanding

SVH Shares, entered into a lockup agreement (the “Lock-up Agreement”), to be effective upon the Closing, pursuant to which such Persons have agreed, among other things, and subject to certain limited exceptions, not to transfer, assign or sell any of the SVH Shares held by them until the earlier of (i) six (6) months after the Closing Date, (ii) subsequent to the merger, the first time that the last reported sale price of such SVH Shares equals or exceeds $12.00 per share (as adjusted for share splits, share consolidations, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any consecutive 30 trading-day period, or (iii) the date on which SVH completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of SVH’s shareholders having the right to exchange their SVH Shares for cash, securities or other property.

Registration Rights Agreement. In connection with the Transactions, SVH, certain shareholders of SVH, and the Sponsor have entered into a registration rights agreement (the “Registration Rights Agreement”), to become effective upon the Closing.

Earnout Escrow Agreement. At the Closing, the full amount of the Escrowed Earnout Shares will be placed in an escrow account with Continental Stock Transfer & Trust Company (“Continental”) for the benefit of the Pre-Closing Shareholders pursuant to the Earnout Escrow Agreement between SVH, Continental and Mohanraj Ramasamy as representative of the Earnout Group.

SVH Warrant Agreement. Immediately prior to the Effective Time, SVH, Mobiv, and Continental shall enter into an assignment and assumption agreement pursuant to which Mobiv will assign to SVH all of its rights, interests, and obligations in and under the Warrant Agreement, converting the Mobiv Warrants into SVH Warrants, and providing that the SVH Warrants issued upon exchange of the Mobiv Warrants held by the Sponsor are not redeemable and are exercisable for cash or on a cashless basis, at the holder’s option, so long as they are held by the Sponsor or its permitted transferees.

The foregoing descriptions of agreements and the transactions and documents contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Merger Agreement, the Sponsor Support Agreement, the Transaction Support Agreement, the Registration Rights Agreement, the Lock-up Agreement, and the Exchange Agreements, copies or form of which are filed with this Current Report on Form 8-K as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, and 10.5, respectively, and the terms of which are incorporated by reference herein.

Important Information for Investors and Stockholders

This document relates to a proposed transaction between Mobiv and SVH. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. SVH intends to file a registration statement on Form F-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of SVH, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Mobiv Stockholders. Mobiv and SVH also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Mobiv are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by SVH through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Mobiv, SVH and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Mobiv’s Stockholders in connection with the proposed transaction. A list of the names of the respective directors and executive officers of Mobiv and SVH and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward-Looking Statements

All statements contained in this Current Report on Form 8-K other than statements of historical facts, contain certain statements that are forward-looking statements. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “may” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean a statement is not forward looking. Indications of, and guidance or outlook on, future earnings, dividends or financial position or performance are also forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Most of these factors are outside Mobiv’s and SVH’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the outcome of any legal proceedings that may be instituted against Mobiv and/or SVH following the announcement of the Merger Agreement and the transactions contemplated therein; (iii) the inability to complete the Transactions, including due to failure to obtain approval of the Mobiv Stockholders, certain regulatory approvals, or the satisfaction of other conditions to Closing in the Merger Agreement; (iv) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (v) the impact of the COVID-19 pandemic on SVH’s business and/or the ability of the parties to complete the Transactions; (vi) the inability of SVH to successfully list its ordinary shares and warrants on the Nasdaq Stock Market following the Transactions; (vii) the risk that the Transactions disrupt current plans and operations as a result of the announcement and consummation of the Transactions; (viii) the ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of SVH to grow and manage growth profitably, and the ability of SVH to retain its key employees; (ix) costs related to the Merger; (x) changes in applicable laws or regulations; and (xi) the possibility that SVH or Mobiv may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exhaustive. Additional information concerning certain of these and other risk factors is contained in Mobiv’s most recent filings with the SEC, including Mobiv’s Prospectus, filed with the SEC on August 3, 2022. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained herein. All subsequent written and oral forward-looking statements concerning Mobiv or SVH, the transactions described herein or other matters attributable to Mobiv, SVH or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of Mobiv and SVH expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law.

Item 7.01 Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference is the investor presentation that Mobiv and SVH have prepared for use in presentations to potential investors in connection with the Transaction Financing.

The statements under this Item 7.01 and Exhibit 99.1 are being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act or otherwise be subject to the liabilities of that section, nor will they be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

2.1*	Agreement and Plan of Merger dated as of March 13, 2023, by and among Mobiv Acquisition Corp, Pegasus Merger Sub. Inc. and SRIVARU Holding Limited

10.1*	Sponsor Support Agreement dated as of March 13, 2023, by and between Mobiv Pte. Ltd. and SRIVARU Holding Limited

10.2	Transaction Support Agreement dated as of March 13, 2023, by and among Mobiv Acquisition Corp and certain stockholders of SRIVARU Holding Limited

10.3	Registration Rights Agreement dated as of March 13, 2023, by and among SRIVARU Holding Limited, Mobiv Pte. Ltd. and certain stockholders of SRIVARU Holding Limited

10.4	Lockup Agreement dated as of March 13, 2023, by and among SRIVARU Holding Limited, Mobiv Pte. Ltd. and certain stockholders of SRIVARU Holding Limited

10.5	Form of Exchange Agreement (included in Exhibit A of Exhibit 2.1 hereto)

99.1	Investor presentation, dated March 17, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Mobiv agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2023	Mobiv Acquisition Corp

	By:	/s/ Peter Bilitsch
Name: Peter Bilitsch
Title: Chief Executive Officer